Filed pursuant to Rule 497(e)
Registration Nos. 333-215588; 811-23226
Supplement dated November 24, 2023
to the

Roundhill Video Games ETF (NERD)
(formerly, the Roundhill BITKRAFT Esports & Digital Entertainment ETF)
Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated April 30, 2023

a series of Listed Funds Trust

Effective immediately, the Roundhill Video Games ETF (the “Fund”) has transferred its primary listing to The NASDAQ Stock Market, LLC and is no longer listed on the NYSE Arca, Inc. All references in the Fund’s Summary Prospectus, Prospectus, and SAI to the Fund’s shares being listed on the NYSE Arca, Inc. are hereby changed to refer to The NASDAQ Stock Market, LLC.

Please retain this supplement with your Summary Prospectus, Prospectus, and
SAI for future reference.